INVENTORIES (Details) (USD $) In Thousands, unless otherwise specified	Sep. 30, 2012		Sep. 30, 2011
Raw material	$ 75		$ 72
Finished goods	88		53
Project-in-progress	465		105
Total	$ 628	[1]	$ 230	[1]

[1]	All of the VIE's assets can be used to settle obligations of their primary beneficiary. Liabilities recognized as a result of consolidating these VIEs do not represent additional claims on the Company's general assets (Note 3).